PRIVATE STOCK PURCHASE AGREEMENT

        THIS STOCK PURCHASE AGREEMENT (the “Agreement”) is made and entered into by MICHAEL MANION (hereinafter referred to as the “Seller”) of 1220 Glenmore Drive, Apopka, Florida 32712, joined by SUN CITY INDUSTRIES, INC. (hereinafter the “Corporation”) and COAST TO COAST EQUITY GROUP, INC., 9040 Town Center Parkway, Bradenton, Florida 34202, a Florida corporation (the “Purchaser”); the Seller and the Purchaser being collectively referred to as the “Parties”.

PREAMBLE:

        WHEREAS, the Seller owns 1,000,000 shares of the authorized issued and outstanding stock of SUN CITY INDUSTRIES, INC., a corporation organized under the laws of the State of Delaware (the “Stock” and the “Corporation”, respectively); and

        WHEREAS, the Purchaser desires to acquire the Stock under the terms and conditions set forth herein; and

        WHEREAS, the Purchaser desires to acquire 1,000,000 shares of common stock in consideration for the sum of $375,000.

        WHEREAS, the Seller is agreeable to the foregoing:

        NOW THEREFORE, in consideration of the premises, as well as the sum of $10.00 and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

WITNESSETH

ARTICLE ONE
PURCHASE PROVISIONS

1.1 Purchase and Sale

        The Seller hereby agrees to sell to Purchaser, and the Purchaser hereby agrees to purchase from the Seller 1,000,000 shares of the Corporation’s common stock.

1.2 Consideration

        The consideration for 1,000,000 shares of Stock shall be the sum of $375,000 tendered at closing from Purchaser and 1,000,000 shares of stock from Seller.

1.3 Closing

        The closing on the transactions contemplated hereby (the “Closing”) shall take place at the offices of Mark C. Perry, Esq., legal counsel to the Purchaser. The Closing Date must take or on before April 12, 2004. At the Closing, the Seller shall tender to the Purchaser all of the certificates representing the subject Stock, duly executed in proper form for transfer to the Purchaser and including all documentation required to effect the transfer and the Purchaser shall tender to the Seller the sums called for pursuant to Section 1.2. Each Party shall be responsible for all of their own costs expenses etc. incurred in either entering into this contract and for all of their own closing costs.

ARTICLE TWO

REPRESENTATIONS AND WARRANTIES

2.1 The Seller

        The Seller and the Corporation hereby represent and warrant to the Purchaser, as a material inducement to their entry into this Agreement, that:

    (a)        On June 27, 2003, the U.S. Bankruptcy Court completed the sale of the Corporation as a shell entity and that the sale resulted from an earlier bankruptcy proceeding in the U.S. Bankruptcy Court for the Southern District of Florida (Case No. 98-20679) and that the Bankruptcy Trustee disposed of substantially all of the assets of the Corporation and its subsidiaries in 1998. Further, that the Court Order authorized the sale of the Corporation being free and clear of liens, claims and encumbrances pursuant to 11 USC Section 363(F), that Seller and the Corporation warrants and represents that they have complied with all orders and requirements imposed upon them by the Bankruptcy Court and pursuant to the bankruptcy laws;

    (b)        The execution and delivery of this Agreement, the consummation of the transaction herein contemplated and compliance with the terms of this Agreement will not result in a breach of any the terms or provisions of, or constitute a default of any indenture, other agreement or instrument to which the Seller is a party or by which the Seller is bound; or any applicable regulation, judgment, order or decree of any governmental instrumentality or court, domestic or foreign, having jurisdiction over the Seller;

    (c)        The Seller and the Corporation are not a party to any written or oral agreement which grants an option or right of first refusal or other arrangement to acquire any of the Stock or to any agreement that affects voting rights of any of the Stock, nor has the Seller made any commitment of any kind relating to the issuance of shares of any of its capital stock whether by subscription, right of conversion, option or otherwise, except as reflected in this Agreement.

    (d)        The execution, delivery and performance of this Agreement and the transactions contemplated hereby do not require the consent, authority or approval of any other person or entity except such as have been obtained;

    (e)        All of the Stock sold to Purchaser is not subject to liens or encumbrances or any adverse claim of a third party;

    (f)        The Corporation has no outstanding liabilities and represents that the financial statements of the Corporation are true and accurate as of the date of execution hereof;

    (g)        Seller and the Corporation represents that all filings with the Securities and Exchange Commission from June 27, 2003 are true, correct and accurate and is current in all reporting obligations under the Exchange Act of 1934, as amended;

    (h)        Seller and the Corporation shall be responsible for preparing and filing the Form 10Q-SB for the period ended March 31, 2004 at Seller’s cost on a timely basis;

    (i)        Seller has provided a complete and accurate list of shareholders to Purchaser, a copy of which is attached hereto as Exhibit B;

    (j)        There will not be any material change in the condition of the Corporation, financial or otherwise, prior to Closing Date;

    (k)        That the Corporation is in good standing pursuant to the State of Delaware and has complied with all applicable Delaware laws;

    (l)        The Corporation is not subject to any material contracts or commitments whether written or oral that will result in any payments or require material performance of them except as set forth on Exhibit C attached hereto;

    (m)        There are no legal, administrative, arbitration or other action or proceeding or governmental investigation pending or, to the knowledge of the Corporation and Seller, threatened against the Corporation or any officer or director of same. Neither the Seller nor the Corporation have been informed of any violation or of a default under any laws, ordinances, regulations, judgments, of any court, governmental agency, arbitration applicable to the business of the Corporation. Neither the Seller nor the Corporation is subject to any material judgment, order, injunction or decree of any Court, arbitral authority, administrative agency or other governmental authority;

    (n)        No broker, finder or investment banker is entitled to any brokerage or finder’s fee or other commission in connection with this transaction;

    (o)        The general ledgers, books of account and other records of the Corporation are complete and correct in all material respects and have been maintained in accordance with good business practices;

    (p)        Seller and the Corporation have complied in all respects with all laws, rules, regulations, arbitral determinations, orders, writs, decrees, and injunctions which are applicable or binding on them that would adversely affect this transaction;

    (q)        The authorized capital stock of the Corporation consists of 90,000,000 shares of common stock of which 1,056,802 are issued and outstanding. The capital stock of the Corporation is duly authorized and all issued capital stock has been duly and validly issued and fully paid and nonaccessable and free of preemptive rights. Upon issuance, the shares will be fully paid and nonaccessable and free of preemptive rights. The Corporation and Seller are not bound by or subject to any subscription, option, warrant, agreement, commitment or arrangement to issue any additional shares;

    (r)        All taxes which include, without limitation, income, use, excise, sales, license, franchise, payroll, gross receipts levied by the United States or any state, local or foreign government including any interest or penalties have been paid in full and the Corporation has filed all required tax returns with all appropriate taxing authorities. The Corporation has not received any notice of audit of its returns or notice of any deficiency or assessment from any taxing authority. Further, the Corporation since June 2003 has not filed a request with the Internal Revenue Service for changes in accounting methods which could change or affect the accounting for tax purposes;

    (s)        The Seller understands that the shares it is purchasing are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold under the Securities Act only in certain limited circumstances. In this regard, Seller represents that it is familiar with Rule 144 promulgated under the Securities Act as presently in effect and understands the resale limitations imposed thereby and in the Securities Act;

    (t)        It is understood that the certificates evidencing the shares of common stock may bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

    (u)        No representation, warranty or statement made by Seller or the Corporation or any exhibit provided pursuant to this Agreement or in connection with the transaction contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein and therein not misleading.

    (v)        The Seller shall use best efforts to obtain OTC-BB status for the Company.

2.2 The Purchaser

        The Purchaser hereby represents, warrants and acknowledges that:

    (a)        All of the Stock is being conveyed without registration under the provisions of Section 5 of the Securities Act of 1933, as amended, however, subject to legal opinion, will comply with the provisions of Rule 144 of the Securities Act of 1933, as amended;

    (b)        The Corporation’s transfer agent shall be instructed not to transfer any of the Shares unless the Corporation advises it that such transfer is in compliance with all applicable laws;

    (c)        Each member of the Purchaser’s group is acquiring the Stock for investment purposes only and will sell only in compliance with all applicable laws;

    (d)        The Purchaser has taken all actions required to enter into this Agreement and comply with its terms. This Agreement is a binding obligation of the Purchaser, enforceable against it in accordance constituting with its terms.

2.3 The Parties represent, warrant and acknowledge that the information in statements contained in the preamble are material to the Agreement and are, in addition to the terms and conditions of the within agreement, a true and correct reflection of the understanding of the Parties and are therefore incorporated herein.

    (a)        The Purchaser understands that the shares it is purchasing are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold under the Securities Act only in certain limited circumstances. In this regard, Purchaser represents that it is familiar with Rule 144 promulgated under the Securities Act as presently in effect and understands the resale limitations imposed thereby and in the Securities Act;

    (b)        No representation, warranty or statement made by Purchaser or any exhibit provided pursuant to this Agreement or in connection with the transaction contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein and therein not misleading.

2.4 The Parties represent that all representations and warranties set forth in this agreement, by the respective parties, shall be true on and as of the closing as though made at that time.

ARTICLE THREE

MISCELLANEOUS

3.1 Amendment

        No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is evidenced by a written instrument, subscribed by the Party against which such modification, waiver, amendment, discharge or change is sought.

3.2 Notice

        All notices, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly given on the first business day after mailing by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

TO SELLER:      Michael Manion
                           1220 Glenmore Drive
                           Apopka, Florida 32712

TO PURCHASER     Coast to Coast Equity Group, Inc.
                                    9040 Town Center Parkway
                                    Bradenton, Florida 34202

or such other address or to such other person as any party shall designate to the other for such purpose.

3.3 Merger

        This instrument contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein. All prior agreements whether written or oral are merged herein and shall be of no force or effect.

3.4 Survival

        The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any party.

3.5 Severability

        If any provision or any portion of any provision of this Agreement, other than one of the conditions precedent, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the applications of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.

3.6 Governing Law and Venue

        This Agreement shall be construed in accordance with the laws of the State of Florida and any proceeding arising between the Parties in any matter pertaining or related to this Agreement shall, to the extent permitted by law, be held in the City of Fort Lauderdale, Florida.

3.7 Indemnification

        Each Party hereby irrevocably agrees to indemnify and hold the other Parties harmless from any and all claims, liabilities and damages (including legal or other expenses incidental thereto), contingent or current, to which they or any one of them may become subject as a direct, indirect or incidental consequence of any action by the indemnifying Party to act or failure to act, whether pursuant to requirements of this Agreement or otherwise including any liability claim or damage resulting from any misrepresentation contained herein. In the event it becomes necessary to enforce this indemnity through an attorney, with or without litigation, the successful Party shall be entitled to recover from the indemnifying Party, all costs incurred including reasonable attorneys’ fees throughout any negotiations, trials or appeals, whether or not any suit is instituted.

3.8 Litigation

        In any action between the Parties to enforce any of this Agreement or any other matter arising from this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys’ fees up to and including all negotiations, trials and appeals, whether or not litigation is initiated. The Parties agree that in the event it is necessary to enforce this Agreement, that proper venue would be in Sarasota, Florida.

3.9 Benefit of Agreement

        The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties, their successors, assigns, personal representatives, estate, heirs and legatees.

3.10 Captions

        The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of the Agreement or the intent of any provisions hereof.

3.11 Number and Gender

        All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the party or parties, or their personal representatives, successors and assigns may require.

3.12 Further Assurances

        The Parties agree to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered and to perform all such acts and deliver all such debts, assignments, transfers, conveyances, powers of attorney, assurances, stock certificates and other documents, as may, from time to time, be required herein to effect the intent and purpose of this Agreement.

3.13 Status

        Nothing in this Agreement shall be construed a partnership, joint venture, employer-employee-relationship, lessor-lessee relationship, or principal-agent relationship; but, rather, the relationship established pursuant hereto is that of Purchaser and Seller.

3.14 Counterparts

        This Agreement may be executed in any number of counterparts. All executed counterparts shall constitute one Agreement notwithstanding that all signatories are not signatories to the original or the same counterpart.

        IN WITNESS WHEREOF, the Parties have executed this Agreement, effective as of this 4th day of April 2004.

Signed, sealed and delivered in the presence of: /s/ Erin E. House Signature __________________ Print Name /s/ Erin E. House Signature __________________ Print Name	SELLER: By: /s/ Michael Manion Michael Manion PURCHASER: Coast to Coast Equity Group, Inc. By: /s/ Charles J. Scimeca Charles Scimeca, President